UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPRING BANK PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SPRING BANK PHARMACEUTICALS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2017. SPRING BANK PHARMACEUTICALS, INC. 86 SOUTH STREET HOPKINTON, MA 01748 Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2017 Date: June 15, 2017 Time: 9:30 AM EDT Location: Spring Bank Pharmaceuticals, Inc. 86 South Street Hopkinton, MA 01748 See the reverse side of this notice to obtain proxy materials and voting instructions. E29748-P91303

Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT 10-K WRAte Please Choose One of the Following Voting Methods

Voting Items E29750-P91303 2. Ratification of the appointment of to serve for a thr ng of stockholders: The Board of Directors recommends you vote FOR all the nominees listed and FOR Proposal 2.

29751-P91303

*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 18, 2018.  Meeting Information  SPRING BANK PHARMACEUTICALS, INC.   Meeting Type: Annual Meeting  For holders as of: April 25, 2018  Date: June 18, 2018 Time: 12:00 p.m. EDT  Location:  Spring Bank Pharmaceuticals, Inc.  86 South Street  Hopkinton, MA 01748  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  SPRING BANK PHARMACEUTICALS, INC.  86 SOUTH STREET  HOPKINTON, MA 01748  E45184-P08679  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT 10-K WRAP  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before June 8, 2018 to facilitate timely delivery.  How To Vote  E45185-P08679  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote FOR  all the nominees listed and FOR Proposals 2 and 3.  1. Election of the following nominees as Class III directors of Spring Bank Pharmaceuticals, Inc., each to serve for a three-year term  expiring at the 2021 Annual Meeting of Stockholders:   01) Todd Brady, M.D., Ph.D.   02) Martin Driscoll  2. Approval of the Amended and Restated 2015 Stock Incentive Plan.  3. Ratification of the appointment of RSM US LLP as Spring Bank Pharmaceuticals, Inc.'s independent registered public accounting firm  for the year ending December 31, 2018.  E45186-P08679

E45187-P08679